UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2019

Ladenburg Thalmann Financial Services Inc.

(Exact name of registrant as specified in its charter)

Florida	001-15799	65-0701248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, 12th Floor Miami, Florida	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 572-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01	Regulation FD Disclosure.

Ladenburg Thalmann Financial Services Inc. (the “Company”) today announced certain preliminary, unaudited revenue information for the year ended December 31, 2018 for the Company’s five independent advisory and brokerage (“IAB”) subsidiaries.

Preliminary, Unaudited Full Year 2018 Revenues

On January 1, 2018, the Company adopted FASB Accounting Standards Update No. 2014-09, “Revenue from Contracts with Customers (Topic 606)” and all related amendments (“ASC 606”). ASC 606 became effective for public companies for fiscal years beginning January 1, 2018, and will be effective for private companies for fiscal years beginning January 1, 2019. The Company believes it is important to include a presentation of its revenue on the most comparable basis practicable. The Company’s adoption of the new revenue standard has an impact on the timing of when revenues and related costs are recognized and impacts the gross vs. net reporting presentation of advisory and commissions revenues. The Company has adopted this standard under the modified retrospective method, which does not require a restatement of prior period results. See Item 2. "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies" in the Company’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 7, 2018.

The following table compares the total revenues for the year ended December 31, 2018 for the Company’s five IAB subsidiaries under ASC 606 to: (i) the total revenues for the year ended December 31, 2018 had the previous accounting standards been in effect and (ii) the total revenues for the year ended December 31, 2017 under the previous accounting standard.

	Total Revenues for the Year Ended December 31, 2018			Total Revenues for the Year Ended December 31, 2017
(Unaudited; Amounts in millions)	Amounts without the adoption of ASC 606	Amounts Under ASC 606	Effects of Change Higher/(Lower)	Amounts prior to the adoption of ASC 606

IAB Subsidiary
Investacorp	$104.7	$104.7	$-	$92.1
Triad Advisors	221.3	132.1	(89.2)	183.9
Securities America	802.3	699.6	(102.7)	637.3
KMS Financial Services	122.8	122.8	-	108.4
Securities Service Network	129.1	100.4	(28.7)	118.3

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and will not, except to the extent required by applicable law or regulation, be deemed filed by Ladenburg Thalmann Financial Services Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 1, 2019	LADENBURG THALMANN FINANCIAL SERVICES INC.

	By:	/s/ Brett H. Kaufman
	Name:	Brett H. Kaufman
	Title:	Senior Vice President and Chief Financial Officer